Acquisitions and Other Transactions	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions and Other Transactions
Acquisitions and Other Transactions
Abbott Branded Generics Business
On July 13, 2014, the Company entered into a definitive agreement with Abbott Laboratories (“Abbott”) to acquire Abbott’s non-U.S. developed markets specialty and branded generics business (the “Business”) in an all-stock transaction. On November 4, 2014, the Company and Abbott entered into an amended and restated definitive agreement implementing the transaction (the “Transaction Agreement”). The transaction, defined below, closed on February 27, 2015, after receiving approval from Mylan’s shareholders on January 29, 2015. At closing, Abbott transferred the Business to Mylan N.V., (“New Mylan”) in exchange for 110 million ordinary shares of New Mylan. Immediately after the transfer of the Business, Mylan merged with a wholly owned subsidiary of New Mylan, (together with the transfer of the Business, the “Transaction”) with Mylan becoming a wholly owned indirect subsidiary of New Mylan. Mylan’s outstanding common stock was exchanged on a one to one basis for New Mylan ordinary shares. As a result of the Transaction, New Mylan’s corporate seat is located in Amsterdam, the Netherlands, and its principal executive offices are located in Potters Bar, United Kingdom. New Mylan will also have global centers of excellence in the U.S., Europe and India.

The Business includes more than 100 specialty and branded generic pharmaceutical products in five major therapeutic areas and includes several patent protected, novel and/or hard-to-manufacture products. As a result of the acquisition, Mylan N.V. has significantly expanded and strengthened its product portfolio in Europe, Japan, Canada, Australia and New Zealand.

The purchase price of the Transaction, which was on a debt-free basis, was $6.31 billion based on the closing price of Mylan stock as of the Transaction closing date, as reported by the NASDAQ Stock Market. As a result of the Transaction, Mylan shareholders own approximately 78% of New Mylan and Abbott’s affiliates own approximately 22% of New Mylan. New Mylan and Abbott entered into a shareholder agreement in connection with the Transaction.

In accordance with U.S. GAAP, New Mylan will use the purchase method of accounting to account for this Transaction with Mylan being treated as the accounting acquirer. Under the purchase method of accounting, the assets acquired and liabilities assumed in the Transaction will be recorded at their respective estimated fair values at the acquisition date. Approximately $50 million of expenses were incurred during the year ended December 31, 2014 that related to this acquisition.

Due to the limited time since the acquisition date and limitations on access to Abbott’s financial information prior to the acquisition date, the initial accounting for the business combination was incomplete at March 2, 2015. As a result, the Company was unable to provide amounts recognized as of the acquisition date for major classes of assets and liabilities acquired and resulting from the Transaction, including information related to contingencies and goodwill. The Company anticipates that the majority of the goodwill will be assigned to the Generics segment and does not currently expect the goodwill recognized to be deductible for income tax purposes. Also, because the initial accounting for the Transaction is incomplete, the Company was unable to provide the supplemental pro forma revenue and earnings of the combined entity. Mylan N.V. will include this information in the Quarterly Report on Form 10-Q for the three months ended March 31, 2015.

Agila Specialties
On February 27, 2013, the Company announced that it had signed definitive agreements to acquire the Agila Specialties businesses (“Agila”), a developer, manufacturer and marketer of high-quality generic injectable products, from Strides Arcolab Limited (“Strides Arcolab”). The transaction closed on December 4, 2013, and the total purchase price was approximately $1.43 billion (net of cash acquired of $3.4 million), which included estimated contingent consideration of $250 million. During the third quarter of 2014, the Company entered into an agreement with Strides Arcolab to settle a portion of the contingent consideration for $150 million, for which the Company accrued $230 million at the acquisition date. As a result of this agreement, the Company recognized a gain of $80 million during the year ended December 31, 2014, which is included in other operating (income) expense, net in the Consolidated Statements of Operations. The remaining contingent consideration, which could total a maximum of $211 million, is primarily related to the satisfaction of certain regulatory conditions, including potential regulatory remediation costs and the resolution of certain pre-acquisition contingencies. The acquisition of Agila significantly expanded and strengthened Mylan injectables platform and portfolio, and also provided Mylan entry into certain new geographic markets.

In accordance with U.S. GAAP, the Company used the purchase method of accounting to account for this transaction. Under the purchase method of accounting, the assets acquired and liabilities assumed in the transaction were recorded at their respective estimated fair values at the acquisition date. During the six months ended June 30, 2014, adjustments were made to the preliminary amounts recorded at December 31, 2013 primarily related to working capital and deferred taxes. These adjustments are reflected in the values presented below and in the updated December 31, 2013 Consolidated Balance Sheet. The allocation of the $1.43 billion purchase price to the assets acquired and liabilities assumed for Agila is as follows:

(In millions)
Current assets (excluding inventories)	$45.5
Inventories	37.3
Property, plant and equipment	146.2
Identified intangible assets	280.0
In-process research and development	436.0
Goodwill	936.6
Other assets (including equity method investment)	152.8
Total assets acquired	2,034.4
Current liabilities	(242.0)
Deferred tax liabilities	(235.1)
Other non-current liabilities	(123.6)
Net assets acquired	$1,433.7

The amount allocated to IPR&D represents an estimate of the fair value of purchased in-process technology for research projects that, as of the closing date of the acquisition, had not reached technological feasibility and had no alternative future use. The fair value of the IPR&D was based on the excess earnings method, which utilizes forecasts of expected cash inflows (including estimates for ongoing costs) and other contributory charges. A discount rate of 13.0% was utilized to discount net cash inflows to present values. IPR&D is accounted for as an indefinite-lived intangible asset and will be subject to impairment testing until completion or abandonment of the projects. Upon successful completion and launch of each product, the Company will make a determination of the estimated useful life of the individual IPR&D asset. The acquired IPR&D projects are in various stages of completion and the estimated costs to complete these projects total approximately $30 million which is expected to be incurred through 2015. There are risks and uncertainties associated with the timely and successful completion of the projects included in IPR&D, and no assurances can be given that the underlying assumptions used to estimate the fair value of IPR&D will not change or the timely completion of each project to commercial success will occur.

The identified intangible assets of $280 million are comprised of $221 million of product rights and licenses that have a weighted average useful life of eight years and $59 million of customer relationships that have a weighted average useful life of five years. The equity method investment of $125 million represents the fair value of Agila’s 50% interest in Sagent Agila LLC (“Sagent Agila”). Payments for product rights and other, net on the Consolidated Statements of Cash Flows for the year ended December 31, 2014, includes payments totaling $120 million to acquire certain commercialization rights in the U.S. and other countries. The goodwill of $937 million arising from the acquisition consisted largely of the value of the employee workforce and the value of products to be developed in the future. All of the goodwill was assigned to Mylan’s Generics segment. At the date of the acquisition, the Company estimated that none of the goodwill recognized would be deductible for income tax purposes. As a result of a legal merger of the Indian subsidiaries of Agila with Mylan Laboratories Limited, which was approved by the relevant Indian regulatory authorities during the third quarter of 2014, approximately $711 million of goodwill related to the acquisition of Agila will be deductible for tax purposes, refer to Note 9 Income Taxes for additional information.

Significant assumptions utilized in the valuation of identified intangible assets, the equity method investment and IPR&D were based on company specific information and projections which are not observable in the market and are thus considered Level 3 measurements as defined by U.S. GAAP.

Approximately $49.8 million of expenses were incurred during the year ended December 31, 2013 that related to this acquisition.

Unaudited Pro Forma Financial Results
The following table presents supplemental unaudited pro forma information as if the acquisition of Agila had occurred on January 1, 2012. The unaudited pro forma results reflect certain adjustments related to past operating performance and acquisition accounting adjustments, such as increased amortization expense based on the fair valuation of assets acquired, the impact of acquisition financing, transaction costs and the related income tax effects. The unaudited pro forma results do not include any anticipated synergies which may be achievable subsequent to the acquisition date. Accordingly, the unaudited pro forma results are not necessarily indicative of the results that actually would have occurred had the acquisition been completed on January 1, 2012, nor are they indicative of the future operating results of the combined company.

	Year Ended December 31,
	2013	2012
(In millions, except per share amounts)	(Unaudited)
Total revenues	$7,109	$7,036
Net earnings attributable to Mylan Inc. common shareholders	$443	$530
Earnings per common share attributable to Mylan Inc. common shareholders
Basic	$1.16	$1.28
Diluted	$1.12	$1.26
Weighted average common shares outstanding:
Basic	383.3	415.2
Diluted	394.5	420.2

Other Transactions
On February 2, 2015, the Company signed a definitive agreement to acquire certain female health care businesses of Famy Care Limited (“Famy Care”), a specialty women’s health care company with global leadership in generic oral contraceptive products. The purchase price is $750 million in cash plus additional contingent payments of up to $50 million. The transaction is expected to close in the second half of 2015, subject to regulatory approvals and certain closing conditions.
On January 30, 2015, the Company entered into a development and commercialization collaboration with Theravance Biopharma, Inc. (“Theravance Biopharma”) for the development and, subject to U.S. Food and Drug Administration (“FDA”) approval, commercialization of TD-4208, a novel once-daily nebulized long-acting muscarinic antagonist (“LAMA”) for chronic obstructive pulmonary disease (“COPD”) and other respiratory diseases. Under the terms of the agreement, Mylan and Theravance Biopharma will co-develop nebulized TD-4208 for COPD and other respiratory diseases. Theravance Biopharma will lead the U.S. registrational development program and Mylan will be responsible for reimbursement of Theravance Biopharma's costs for that program up until the approval of the first new drug application, after which costs will be shared. In addition, Mylan will be responsible for commercial manufacturing. In the U.S., Mylan will lead commercialization and Theravance Biopharma will retain the right to co-promote the product under a profit-sharing arrangement. In addition to funding the U.S. registrational development program, Mylan will pay Theravance Biopharma an initial payment of $15 million in the second quarter of 2015 and made a $30 million equity investment in Theravance Biopharma. Under the terms of the agreement, Theravance Biopharma is eligible to receive potential development and sales milestone payments totaling $220 million in the aggregate.
On September 10, 2014, the Company entered into an agreement with Aspen Global Incorporated to acquire the U.S. commercialization, marketing and intellectual property rights related to Arixtra® Injection (“Arixtra”) and the authorized generic rights of Arixtra. The purchase price for this intangible asset was $300 million, of which $225 million was paid at the closing of the transaction on September 25, 2014. An additional $37.5 million was paid during the fourth quarter 2014, and is included in payments for product rights and other, net on the Consolidated Statements of Cash Flows. The remaining $37.5 million is held in escrow and will be released upon satisfaction of certain conditions. The asset will be amortized over an estimated useful life of ten years.
On June 30, 2014, the Company acquired certain product rights and other intangible assets in, or for, Australia, New Zealand and Brazil. In accordance with U.S. GAAP, the Company used the purchase method of accounting to account for this transaction. The purchase price for these assets was $50.0 million. The purchase price allocation resulted in approximately $36.7 million of intangible assets which were included in product rights and licenses, and goodwill of approximately $13.3 million which was assigned to Mylan’s Generics segment. Significant assumptions utilized in the valuation of identified intangible assets were based on company specific information and projections which are not observable in the market and are thus considered Level 3 measurements as defined by U.S. GAAP. The acquisition did not have a material impact on the Company’s results of operations since the acquisition date.
Beginning in 2013, we established an exclusive long-term strategic collaboration with Pfizer Japan Inc. (“Pfizer Japan”) to develop, manufacture, distribute and market generic drugs in Japan. Under the agreement, both parties operate separate legal entities in Japan and collaborate on current and future generic products, sharing the costs and profits resulting from the collaboration. Mylan Japan’s responsibilities primarily consist of managing operations, including R&D and manufacturing. Pfizer Japan’s responsibilities primarily consist of the commercialization of the combined generics portfolio and managing a combined marketing and sales effort.

During 2013, the Company completed the acquisition of four separate manufacturing operations located in India. The aggregate purchase price was approximately $76 million in cash. As part of the purchase price allocations, goodwill in the aggregate of approximately $20 million was recognized within the Generics segment. The acquisitions did not have a material impact on the Company’s results of operations since the acquisition dates.